Net loss per share	6 Months Ended
Jun. 30, 2022
Net loss per share

11. Net loss per share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Three months ended		Six months ended
	June 30,		June 30,
	2022	2021	2022	2021
	$	$	$	$
Net loss	(4,216)	(2,084)	(6,856)	(3,542)
Basic weighted average number of shares outstanding	4,855,876	4,848,129	4,855,876	4,335,821
Net loss income per share (basic)	(0.87)	(0.43)	(1.41)	(0.82)

Dilutive effect of stock options and DSUs	—	—	—	—
Dilutive effect of warrants	—	—	—	—
Diluted weighted average number of shares outstanding	4,855,876	4,848,129	4,855,876	4,335,821
Net loss per share (diluted)	(0.87)	(0.43)	(1.41)	(0.82)

Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	62,375	37,176	62,375	37,176
Warrants	457,649	461,649	457,649	461,649

Net loss per share is calculated by dividing net loss by the weighted average number of shares outstanding during the relevant period. Diluted weighted average number of shares reflects the dilutive effect of equity instruments, such as any “in the money” stock options, DSUs and warrants. In periods with reported net losses, all stock options and warrants are deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal, and thus “in the money” stock options and warrants have not been included in the computation of net loss per share because to do so would be anti-dilutive.